UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +1 (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2012 Annual Meeting of Stockholders of NeoPhotonics Corporation was held on June 8, 2012. Proxies for the meeting were solicited by our Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. At the Annual Meeting of Stockholders, 20,147,232 common shares were represented in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal 1:

Bandel L. Carano and Michael J. Sophie were re-elected as Class II directors to hold office until the 2015 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Bandel L. Carano	15,403,224	42,189	4,701,819
Michael J. Sophie	15,344,490	100,923	4,701,819

Proposal 2:

The selection by the audit committee of our board of directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the following vote:

For	Against	Abstain
20,108,830	38,402	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2012	NEOPHOTONICS CORPORATION

	By:	/s/ James D. Fay
James D. Fay
Vice President and Chief Financial Officer